UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 20, 2005


                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                  0-28538                     13-5630895
--------------------------------------------------------------------------------
(State or other jurisdiction             (Commission               (IRS Employer
of incorporation)                         File Number)       Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                                80202
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code              (303) 296-5600
                                                   -----------------------------


     ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 7.01       Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in its press release issued on October 20, 2005, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



  Item 9.01       Financial Statements and Exhibits.

         (c)      Exhibits.

                  Item No.          Exhibit Index
                  -------           --------------------------------------------
                  99.1              Press Release dated October 20, 2005.

                                                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TITANIUM METALS CORPORATION
                                    (Registrant)

                                    /s/ Matthew O'Leary
                                    Matthew O'Leary
                                    Corporate Attorney and Assistant Secretary



Date: October 20, 2005

                                INDEX TO EXHIBITS

Exhibit No.                Description
----------                 ----------------------------------------------------
99.1                       Press Release dated October 20, 2005.

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE


FOR IMMEDIATE RELEASE:                                CONTACT:

Titanium Metals Corporation                           Bruce P. Inglis
1999 Broadway, Suite 4300                             Vice President Finance and
Denver, Colorado 80202                                  Corporate Controller
                                                      (303) 296-5600


           TIMET DECLARES DIVIDEND ON 6-3/4% SERIES A PREFERRED STOCK



     DENVER, COLORADO . . . October 20, 2005 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) announced today that its board of directors, at its most recent meeting, declared a quarterly dividend of $0.84375 per share on its 6-3/4% Series A Preferred Stock, payable on December 15, 2005 to stockholders of record as of the close of business on December 1, 2005.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on its website at www.timet.com.

                                    o o o o o